UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 24, 2026

Date of Report (Date of earliest event reported)

ARS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39756	81-1489190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 771-9307

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SPRY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 24, 2026, ARS Pharmaceuticals, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 27, 2026, the record date for the Annual Meeting, 99,300,658 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest round number.

Proposal 1: Election of Directors

The Company’s stockholders elected the three persons listed below as Class III directors, each to serve until the Company’s 2029 Annual Meeting of Stockholders, and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. The final voting results are as follows:

Name of Director Elected	Votes For	Votes Withheld	Broker Non-Votes
Saqib Islam, J.D.	51,588,419	14,429,366	14,111,827
Phillip Schneider	38,474,013	27,543,772	14,111,827
Laura Shawver, Ph.D.	45,149,811	20,867,974	14,111,827

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

For	Against	Abstain
79,465,541	102,436	561,635

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2026 (the “Proxy Statement”). The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
57,290,450	8,104,466	622,869	14,111,827

Proposal 4: Advisory Vote on the Frequency of Future Advisory Stockholder Votes on the Compensation of the Company’s Named Executive Officers. The Company’s stockholders selected, on an advisory basis, one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers. The final voting results are as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
52,117,264	68,816	13,442,422	389,283	14,111,827

In accordance with the recommendation of the Company’s Board of Directors and based on the results of the advisory vote reported above, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, which will be held no later than the 2032 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2026	ARS PHARMACEUTICALS, INC.

	By:	/s/ Richard Lowenthal
	Name:	Richard Lowenthal, M.S., MSEL
	Title:	Chief Executive Officer
(Principal Executive Officer)